CLEARWATER INVESTMENT TRUST

CLEARWATER GROWTH FUND
CLEARWATER SMALL CAP FUND
CLEARWATER TAX-EXEMPT FUND
CLEARWATER INTERNATIONAL FUND
SUPPLEMENT TO THE PROSPECTUS

DATED APRIL 30, 2011

The date of this Supplement is May 4, 2011.

The following changes are made to the Prospectus of the Clearwater Investment Trust:

1.	The word “[Graphic]” in the Summary Section for the Clearwater Growth Fund on page 4 is replaced by the following:

2.	The word “[Graphic]” in the Summary Section of the Clearwater Small Cap Fund on page 6 is replaced by the following:

3.	The word “[Graphic]” in the Summary Section of the Clearwater Tax-Exempt Bond Fund on page 9 is replaced by the following:

4.	The word “[Graphic]” in the Summary Section of the Clearwater International Fund on page 13 is replaced by the following:

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.